UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



      Date of Report: (Date of earliest event reported) September 20, 2005



                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)



New York                                1-3247              16-0393470
(State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation)                       File Number)        Identification No.)


One Riverfront Plaza, Corning, New York                     14831
(Address of principal executive offices)                    (Zip Code)


(607) 974-9000
(Registrant's telephone number, including area code)


N/A
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.  Costs Associated with Exit or Disposal Activities

On September 20, 2005, Corning Incorporated management approved a restructuring plan within its Telecommunications segment to continue to reduce costs in this segment. As a result, Corning expects to record a restructuring charge of about $30 million in the third quarter, which is comprised of cash severance costs. Additional expenses, not included in this estimate, related to relocating manufacturing assets, accelerated depreciation, and shutdown activities are not expected to be material and will be expensed as incurred in future periods. See also Item 2.06.

Item 2.06.  Material Impairments

Corning learned that Samsung Corning Co., Ltd. (Samsung Corning), a 50-percent owned equity company that manufactures cathode ray tube (CRT) glass panels and funnels for monitors and conventional televisions, concluded that there was an event of impairment related to its CRT glass business. This impairment is triggered by the continued but accelerated decline in this business. More specifically, the strong growth in the liquid crystal display (LCD) glass market caused Samsung Corning in September to revise its outlook for the CRT glass market prospectively, which will negatively impact its future operating results.

Upon further analysis, Samsung Corning management concluded that impairment charges will be necessary for certain manufacturing assets. Samsung Corning management also concluded that certain severance and exit actions will be necessary. We expect Samsung Corning to incur impairment and other charges of at least $200 to $300 million, which will reduce Corning's equity earnings by at least $100 to $150 million in the third and fourth quarters. None of the charges are expected to result in cash expenditures by Corning.

After the charges described above, Corning's investment in Samsung Corning will approximate $200 million to $250 million. Corning also is evaluating the need to separately impair this remaining investment in Samsung Corning.

Item 7.01.  Regulation FD Disclosure

On September 21, 2005, Corning Incorporated issued a press release concerning reaffirmed guidance for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99 and is incorporated herein by reference.

The Exhibit and information in Item 7.01 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibit

     99  Press Release dated September 21, 2005, issued by Corning Incorporated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CORNING INCORPORATED
                              Registrant



Date: September 21, 2005      By    /s/  KATHERINE A. ASBECK
                                         ------------------------------------
                                         Katherine A. Asbeck
                                         Senior Vice President and Controller

                                                                      Exhibit 99
                                                                      ----------


FOR RELEASE -- SEPTEMBER 21, 2005

Media Relations Contact:                     Investor Relations Contact:
M. Elizabeth Dann                            Kenneth C. Sofio
(607) 974-4989                               (607) 974-7705
dannme@corning.com                           sofiokc@corning.com


           Corning CFO to Speak at San Francisco Investor Conferences

  Company to reaffirm third-quarter guidance; update display glass and optical fiber volume guidance

CORNING, N.Y. -- Corning Incorporated (NYSE: GLW) Vice Chairman and Chief Financial Officer James B. Flaws will discuss the company's growth opportunities during two conferences taking place in San Francisco. The two conferences are the Bank of America 35th Annual Investment Conference, which takes place today, Sept. 21, and the USDC Display Technology and Supply Chain Investment Conference to be held tomorrow, Sept. 22. Flaws will reaffirm the company's third-quarter guidance excluding special items; provide adjustments to third-quarter volume forecasts for display and optical fiber; discuss potential special items expected in the third quarter; and remark on the recent upgrade of Corning's debt rating.

"We continue to expect third-quarter sales for the company to be in the range of $1.14 billion to $1.19 billion and earnings per share (EPS) to be in the range of $0.20 to $0.22, excluding special items," Flaws will say at the Bank of America conference. This EPS estimate is a non-GAAP financial measure and is reconciled in an attachment to this release and on the company's investor relations Web site.

"As we near the close of the third quarter," Flaws will go on to say, "we are pleased to report that we have narrowed the range on our third-quarter volume forecast for our Display Technologies segment to the upper end of previous guidance. Our total segment volume, which includes both our wholly owned business and Samsung Corning Precision Glass Co., Ltd., is now expected to grow between 15 percent and 20 percent sequentially in the third quarter."

He will also provide an update on optical fiber volume guidance for the third quarter. "We now believe that sequential fiber volume will be up 15 percent to 20 percent in the third quarter, whereas our original guidance was for optical fiber volume to be flat to down 5 percent. This change is based on strengthened fiber demand in North America," Flaws will say. The company does not expect this change to impact its previously disclosed third-quarter guidance for the Telecommunications segment of revenues flat to down 5 percent.

                                     (more)

Corning CFO to Speak at San Francisco Investor Conferences
Page Two

Flaws will remind investors that the continuing strong growth in the liquid crystal display (LCD) market, primarily for monitors, will negatively impact the results of Samsung Corning Co., Ltd., the company's 50-percent equity venture that makes glass panels and funnels for monitors and conventional televisions. "We expect that Samsung Corning will incur impairment and restructuring charges that will reduce Corning's equity earnings by at least $100 million to $150 million in the third and fourth quarters," he will say.

Flaws also will say that the company is evaluating the need to separately impair its investment in Samsung Corning, which will approximate $200 million to $250 million after the charges taken by Samsung Corning. In addition, Corning will record a restructuring charge of about $30 million in the third quarter related to continued cost reduction initiatives in its Telecommunications segment.

Flaws will also remark on the progress the company has made reducing debt levels and generating free cash flow. "A year ago we set an objective to restore Corning's credit rating to investment grade at all three agencies. We achieved this objective yesterday when Moody's Investor Service upgraded our long-term debt rating to Baa3 with a stable outlook," he will say. In April of 2005, Standard & Poor's and Fitch both restored Corning's long-term debt rating to investment grade.

At the USDC Display Technology and Supply Chain Investment Conference, Flaws will discuss Corning's view of the LCD market, with an emphasis on the role that LCD glass plays in this growth opportunity. He will reaffirm the company's previously disclosed expectations regarding LCD market growth.

Corning's  presentations  to  investors  at the  Bank  of  America  35th  Annual
Investment Conference and the USDC Display Technology and Supply Chain Investment Conference will be available via webcast through the investor relations events calendar on Corning's Web site at www.corning.com/investor_relations.

Presentation of Information in this News Release
Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP. Corning's non-GAAP EPS measure excludes restructuring, impairment and other charges and adjustments to prior estimates for such charges. Additionally, the company's non-GAAP measure excludes adjustments to asbestos settlement reserves required by movements in Corning's common stock price, gains and losses arising from debt retirements, charges resulting from the impairment of equity or cost method investments and gains or losses recognized in equity earnings from restructuring, impairment or other charges or credits taken by equity method companies. The company believes presenting a non-GAAP EPS measure is helpful to analyze financial performance without the impact of unusual items that may obscure trends in the company's underlying performance. This non-GAAP measure is reconciled on the company's Web site at www.corning.com/investor_relations and accompanies this news release.

                                     (more)

Corning CFO to Speak at San Francisco Investor Conferences
Page Three

About Corning Incorporated
Corning Incorporated (www.corning.com) is a diversified technology company that concentrates its efforts on high-impact growth opportunities. Corning combines its expertise in specialty glass, ceramic materials, polymers and the manipulation of the properties of light, with strong process and manufacturing capabilities to develop, engineer and commercialize significant innovative products for the telecommunications, flat panel display, environmental, semiconductor, and life sciences industries.

Forward-Looking and Cautionary Statements
This press release contains forward-looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic and political conditions; tariffs, import duties and currency fluctuations; product demand and industry capacity; competitive products and pricing; manufacturing efficiencies; cost reductions; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the liquid crystal display industry and other businesses; changes in the mix of sales between premium and non-premium products; facility expansions and new plant start-up costs; possible disruption in commercial activities due to terrorist activity, armed conflict, political instability or major health concerns; ability to obtain financing and capital on commercially reasonable terms; adequacy and availability of insurance; capital resource and cash flow activities; capital spending; equity company activities; interest costs; acquisition and divestiture activities; the level of excess or obsolete inventory; the rate of technology change; the ability to enforce patents; product and components performance issues; changes in key personnel; stock price fluctuations; and adverse litigation or regulatory developments. These and other risk factors are identified in Corning's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.

                                       ###

                  CORNING INCORPORATED AND SUBSIDIARY COMPANIES
     RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
                      Three Months Ended September 30, 2005
           (Unaudited; amounts in millions, except per share amounts)

--------------------------------------------------------------------------------
Corning Incorporated's (Corning) earnings per share (EPS) excluding special items for the third quarter of 2005 is a non-GAAP financial measure within the meaning of Regulation G of the Securities and Exchange Commission. Non-GAAP financial measures are not in accordance with, or an alternative to, generally accepted accounting principles (GAAP). The company believes presenting non-GAAP EPS is helpful to analyze financial performance without the impact of unusual items that may obscure trends in the company's underlying performance. A detailed reconciliation is provided below outlining the differences between this non-GAAP measure and the directly related GAAP measure.
--------------------------------------------------------------------------------

                                                                 Range
                                                          --------------------
Guidance: EPS excluding special items                     $ 0.20       $  0.22

Special items:
     Restructuring, impairment and other (charges) and credits (a)

     Asbestos settlement (b)

     (Loss) gain on repurchases and retirements of debt, net (c)

     Equity in earnings of associated companies (d)
                                                          ------       -------

EPS

--------------------------------------------------------------------------------
        This schedule will be updated as additional announcements occur.
--------------------------------------------------------------------------------

(a) From time to time, Corning may record restructuring and impairment charges, including adjustments to prior estimates for such charges, which could result in a gain or loss during the quarter. In the third quarter of 2005, Corning will record a restructuring charge of about $30 million related to continued cost reduction initiatives in the Telecommunications segment.

(b) As part of Corning's asbestos settlement arrangement to be incorporated into the Pittsburgh Corning Corporation plan of reorganization, Corning will contribute, if the reorganization plan becomes effective, 25 million shares of Corning common stock to a trust. This portion of the asbestos liability requires adjustment based upon movements in Corning's common stock price prior to contribution of the shares to the trust. In the third quarter of 2005, Corning will record a charge or credit for the change in its common stock price as of September 30, 2005 compared to $16.62, the common stock price at June 30, 2005.

(c) From time to time, Corning may repurchase or retire debt, which could result in a gain or loss during the quarter.

(d) As the monitor and conventional television glass markets will be negatively impacted by strong growth in the liquid crystal display (LCD) glass market, it is reasonably possible that Samsung Corning Co., Ltd. (our 50% equity method investment that makes cathode ray tube (CRT) glass panels and funnels for monitors and conventional televisions) may incur additional restructuring or impairment charges in the future. In the third and fourth quarters of 2005, Samsung Corning Co., Ltd. will incur impairment and restructuring charges that will reduce Corning's equity earnings by the range of at least $100 million to $150 million.

Please note that the company may pursue other financing, restructuring and divestiture activities at any time in the future, and that the potential impact of these events is not included within Corning's third quarter 2005 guidance.

This schedule contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on current expectations and involve certain risks and uncertainties. Actual results may differ from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward looking statements is contained in the Securities and Exchange Commission filings of this company.